EXHIBIT 10.18
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.
RESTORE MEDICAL, INC.
CONVERTIBLE PROMISSORY NOTE

$675,000.00	October 31, 2002 as amended June 12, 2003 and December 9, 2003
     For Value Received, the undersigned Restore Medical, Inc. (f/k/a Pi Medical, Inc.), a Minnesota corporation (the “Company”), hereby promises to pay to the order of Venturi I, LLC (“Holder”), at its principal office at 2800 Patton Road, St. Paul, Minnesota 55113, the principal sum of Six Hundred Seventy-Five Thousand and 00/100 Dollars ($675,000.00). Interest shall be payable on the unpaid principal balance of this Note, computed on the basis of actual number of days elapsed and a year of 360 days, from the date hereof at the rate of 12% per annum. Unless converted as provided below, the outstanding principal of, and interest accrued on, this Note will mature and shall be due and payable on December 31, 2003 (the “Maturity Date”). This Note may be prepaid, at the option of the Company, without penalty in whole or in part at any time and from time to time after issue and prior to the Maturity Date.
     In the event of an equity financing by the Company, all of the outstanding principal of and interest accrued on this Note shall automatically convert into the securities offered in such financing, at a conversion price equal to the offering price per share in such financing.
     The Company shall pay all expenses, court costs and reasonable attorneys’ fees which may be incurred in connection with the collection of or attempts to collect any amounts due under this Note.
     The Company hereby waives presentment of this Note, demand, protest, dishonor and notice of dishonor.
     This Note shall be governed by the laws of the State of Minnesota without regard to its conflicts of laws rules.
     Amendment. This Note is intended to amend by substitution the Note dated as of October 31, 2002, as amended June 12, 2003, made by the Company in favor of Venturi I, LLC.

RESTORE MEDICAL, INC.
By	/s/ Susan L. Critzer
	Name:	Susan L. Critzer
	Title:	President